MARCH 1, 2021

SUPPLEMENT TO

HARTFORD MULTI-ASSET INCOME AND GROWTH FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2021

This Supplement contains new and additional information regarding the Hartford Multi-Asset Income and Growth Fund and should be read in connection with your Summary Prospectus.

Effective April 30, 2021, the name of Hartford Multi-Asset Income and Growth Fund will change to Hartford Multi-Asset Income Fund. As a result, effective April 30, 2021, the reference to Hartford Multi-Asset Income and Growth Fund in the above referenced Summary Prospectus is deleted in its entirety and replaced with Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund).

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7572	March 2021